UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 25, 2006

VIACOM INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32686	20-3515052
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1515 Broadway, New York, New York            10036

(Address of principal executive offices)          (zip code)

Registrant’s telephone number, including area code: (212) 258-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement.

Viacom Inc. (the “Company”) is filing as exhibits to this report forms of certificates relating to awards under the Viacom Inc. 2006 Long-Term Management Incentive Plan (the “LTMIP”) and the forms of deferral elections relating to restricted share units under the LTMIP, the terms of which are incorporated by reference herein in their entirety.  A copy of the LTMIP was filed with the Securities and Exchange Commission on November 23, 2005 as Exhibit 10.40 to the Company’s Registration Statement on Form S-4.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Form of Certificate and Terms and Conditions for the Stock Options

10.2	Form of Certificate and Terms and Conditions for the Performance-Based Restricted Share Units

10.3	Form of Certificate and Terms and Conditions for the Performance-Based Restricted Share Units with Time Vesting

10.4	Form of Certificate and Terms and Conditions for the Restricted Share Units with Time Vesting

10.5	Form of Deferral Elections for the Performance-Based Restricted Share Units

10.6	Form of Deferral Elections for the Performance-Based Restricted Share Units with Time Vesting and the Restricted Share Units with Time Vesting

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOM INC.
(Registrant)

By:	/s/ Michael D. Fricklas
	Name:	Michael D. Fricklas
	Title:	Executive Vice President, General
Counsel and Secretary

Date:       January 25, 2006